Exhibit 10r

AMENDMENT NUMBER SEVENTEEN

TO

GRANTOR TRUST AGREEMENT

THIS AGREEMENT, made as of the 10th day of June, 2004 by and between THE BANK OF NEW YORK COMPANY, INC., a corporation organized and existing under the laws of the State of New York (hereinafter referred to as the “Company”), and JPMORGAN CHASE BANK (formerly known as THE CHASE MANHATTAN BANK), a corporation organized and existing under the laws of the New York (hereinafter referred to as the “Trustee”).

W I T N E S S E T H :

WHEREAS, the Company and the Trustee entered into a Grantor Trust Agreement dated as of November 16, 1993 (as amended from time to time, the “Agreement”);

WHEREAS, Article TWELFTH of the Agreement provides that the Company may amend the Agreement; and

WHEREAS, the Company desires to amend the Agreement;

NOW, THEREFORE, the Company and the Trustee agree as follows, effective June 10, 2004:

Exhibit I to the Agreement is amended by deleting Exhibit I in its entirety and substituting therefor Exhibit I in the form attached hereto.

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed in their respective names by their duly authorized officers under their corporate seals as of the day and year first above written.

ATTEST:s	THE BANK OF NEW YORK COMPANY, INC.

/s/ Patricia A. Bicket	By:	/s/ Bruce W. Van Saun
Bruce W. Van Saun
Senior Executive Vice President

ATTEST:	JPMORGAN CHASE BANK

/s/ Gerard Stafford-Smith	By:	/s/ Mark Penser
Name: Mark Penser
Title: Vice President

EXHIBIT I

1.	The Bank of New York Company, Inc. Excess Benefit Plan

2.	The Bank of New York Company, Inc. Supplemental Executive Retirement Plan

3.	Severance Agreements between The Bank of New York Company, Inc. and the following persons:

Individual	Date of Agreement
Thomas P. Gibbons	July 11, 2000
Leslie V. Godridge	July 11, 2000
Alan R. Griffith	July 11, 2000
Gerald L. Hassell	July 11, 2000
Donald R. Monks	July 11, 2000
Thomas J. Perna	July 11, 2000
Charles E. Rappold II	September 30, 2000
Thomas A. Renyi	July 11, 2000
Brian G. Rogan	July 11, 2000
J. Michael Shepherd	January 22, 2001
Bruce W. Van Saun	July 11, 2000
Joseph M. Velli	July 11, 2000
Kurt D. Woetzel	July 8, 2003